Exhibit 10.173

                             STOCK PLEDGE AGREEMENT

                  THIS AGREEMENT is made and entered into as of April 4, 2001 (this "Agreement") by and among Balanced Care Corporation, a Delaware corporation ("BCC"), the other parties listed on Schedule 1 attached hereto, all of which are Delaware corporations and are direct or indirect wholly owned subsidiaries of BCC (collectively referred to herein as "Subsidiaries" and, together with BCC, collectively, the "Pledgor"), the parties listed on Schedule 2 attached hereto, all of which are Delaware corporations (individually, a "Company" and collectively, the "Companies"), and VXM Investments Limited, a Cayman Islands corporation ("VXM"), HR Investments Limited, a Cayman Islands corporation, and RH Investments Limited, a Cayman Islands corporation (collectively, the "Lenders").

                                  WITNESSETH:

                  WHEREAS, Pledgor is the owner of 100% of the common stock of each Company (the "Equity Interests"), which Equity Interests represent 100% of the equity interests in each Company; and

                  WHEREAS, BCC, the Lenders and VXM, as agent for the Lenders (in such capacity, the "Agent") have entered into a Bridge Loan Agreement, dated as of April 4, 2001 (the "Loan Agreement"); capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement; and

                  WHEREAS, BCC has executed the Loan Agreement and a Note, dated as of the date hereof, in favor of the Agent evidencing a Loan made by the Lenders to BCC in the aggregate issued amount of $26,003,524, and will execute subsequent Notes on each Advance Date as contemplated by the Loan Agreement; and

                  WHEREAS, Pledgor, being all of the shareholders of the Companies, are receiving a direct benefit from the consummation of the transactions evidenced by the Loan Agreement; and

                  WHEREAS, it is a condition precedent to the obligations of the Lenders under the Loan Agreement that Pledgor execute and deliver this Agreement.

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Equity Pledge. Pledgor hereby pledges, grants a security interest in, mortgages, assigns, transfers, delivers, sets over and confirms unto the Agent, for its own benefit and for the benefit of the Lenders, its successors and assigns, all of Pledgor's right, title and interest in and to all Equity Interests owned by Pledgor (collectively, the "Pledged Interests"), and delivers to the Agent the certificates representing or evidencing the Pledged Interests on the date hereof, which certificates are listed on Schedule 3 attached hereto (collectively, the "Certificates"), with equity powers attached duly endorsed in blank by each Pledgor, receipt of which is acknowledged by the Agent, as security for Pledgor's complete payment and performance of all obligations of BCC under the Loan Agreement and the Notes delivered thereunder (the "Secured Obligations"). Upon the payment and satisfaction in full of the Secured Obligations, this Agreement and the security interests granted hereby in the Pledged Interests shall be released (with the Agent returning all certificates evidencing Pledged Interests and taking such other action as Pledgor may reasonably request to release the security interests granted hereby).

                  2. Representations and Warranties. Each Pledgor and each Company jointly and severally represent and warrant to the Lenders that:

                           (i) except for restrictions under applicable Federal
and state securities laws and except as set forth on Schedule 2(i), there are no restrictions upon the transfer of the Pledged Interests and Pledgor has good and valid title to the Pledged Interests free and clear of any and all liens, charges, options, shareholder agreements, refusal rights, restrictions or encumbrances of any kind or nature thereon or affecting title thereto (except for the pledge of the Pledged Interests to the Agent as provided in this Agreement);

                           (ii) the Pledged Interests (a) have been duly
authorized and issued by all requisite corporate action taken on the part of each Company, and are fully paid and non-assessable and (b) the Pledged Interests are evidenced by the Certificates listed on Schedule 3 attached hereto on the books and records of the appropriate Company;

                           (iii) each Pledgor and each Company (a) is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has the power and holds all licenses necessary to carry on its business as it is being conducted and (c) is duly qualified to transact business in

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each jurisdiction in which qualification is required and where failure to do so would have a material adverse effect on the business of such Company;

                           (iv) no equity interests of any kind or nature of any
Company (whether voting or non-voting, common stock, preferred stock, warrants, convertible securities or otherwise), other than the Pledged Interests, are outstanding;

                           (v) there are no outstanding subscriptions, warrants,
calls, options, rights, commitments, securities or agreements calling for the issuance of, or convertible or exchangeable into, any equity interests or common stock of any Company or for the issuance of any securities convertible or exchangeable, actually or contingently, into such equity interests;

                           (vi) each Pledgor and each Company have full power,
authority and legal right and any approval required by law to enter into and carry out the terms, provisions and agreements contained herein and in the Loan Agreement and the Security Documents, and to make the representations and warranties contained herein and the Loan Agreement and the Security Documents;

                           (vii) except as set forth on Schedule 2(i), the
execution, delivery and performance of this Agreement, the Loan Agreement and the Security Documents by each Pledgor and each Company (to the extent a party) and the delivery of the Pledged Interests to the Agent by each Pledgor do not contravene and will not result in the breach of any of the terms and provisions of, or constitute a default under, the charter documents of any Pledgor or any Company or any note, indenture, mortgage, deed of trust, other agreement, commitment, contract, or other instrument, obligation or restriction affecting any Pledgor, any Company or any property owned by any Pledgor or any Company, or violate any statute, ordinance, by-law, code, rule, ruling, regulation, restriction, order, judgment, decree, writ, judicial or administrative interpretation or injunction of any governmental authority having jurisdiction over any Pledgor, any Company or any property owned by any Pledgor or by any Company;

                           (viii) except as already obtained or filed, as the
case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition to the delivery of the Pledged Interests to the Agent by any Pledgor, the execution and delivery of this Agreement by any Pledgor and/or any Company,

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
the Loan Agreement or the Security Documents (to the extent a party) and the performance of their respective obligations hereunder and thereunder or as a condition to the validity or enforceability of any of the same;

                           (ix) this Agreement and the delivery of the Pledged
Interests to the Agent creates a duly perfected first and prior possessory security interest in the Pledged Interests in the Agent; and

                           (x) this Agreement, the Loan Agreement and the
Security Documents represent the legal, valid and binding obligation of each Pledgor and each Company (to the extent a party thereto) enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy and creditor's rights laws, and general principles of equity.

                  3. Covenants. Each Pledgor covenants that, until such time as the Secured Obligations have been paid and performed in full, each Pledgor:

                           (i) except as expressly permitted pursuant to the
Loan Agreement, shall not, directly or indirectly, sell, assign, exchange, convey, pledge, alienate, hypothecate, gift, devise or otherwise transfer or grant any option with respect to any of Pledgor's rights to the Pledged Interests, whether voluntarily or by operation of law;

                           (ii) shall not, directly or indirectly, create or
suffer to exist any lien, security interest or other charge or encumbrance against, in or with respect to any of the Pledged Interests, whether voluntarily or by operation of law, except for the pledge hereunder and the security interest created hereby;

                           (iii) shall warrant and defend the Pledged Interests
and the lien thereon conveyed to the Agent by this Agreement against the claims of all Persons;

                           (iv) shall pay, when due, all taxes and any other
charges which may form the basis of a lien, claim or expense upon or in connection with the Pledged Interests or any interest therein;

                           (v) without limiting the covenants set forth above in
clause (ii) of this Section 3, shall provide written notice to the Agent of all encumbrances of any kind or nature hereafter placed on the Pledged Interests, such notice to be delivered to the

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
Agent within five (5) days of the occurrence of any such encumbrance; and

                           (vi) shall keep in effect each Company's existence
and rights as a corporation under the laws of the State of Delaware.

                  Each Pledgor and each Company jointly and severally covenant that, until all Secured Obligations have been paid in full (a) they shall not agree to a termination of, any supplement to or any amendment or modification of the charter documents of any Company and (b) no additional equity interests (whether voting or non-voting, common stock, preferred stock, warrants, convertible securities or otherwise) of any Company shall be issued, authorized, sold, pledged or transferred after the date hereof, other than pursuant to this Agreement.

                  4. Pledgor to Hold In Trust. Subsequent to the occurrence of any Event of Default, and regardless of whether the Agent makes any demand or request on Pledgor, Pledgor shall hold in trust for the Agent any and all cash, checks, drafts, items, or other instruments or writings for the payment of money which may be received by Pledgor as dividends or otherwise with respect to the Pledged Interests, in precisely the form received. Pledgor shall immediately upon request by the Agent endorse, transfer and deliver any and all such payments to the Agent for application against the Secured Obligations. Notwithstanding the foregoing or any other provision contained in the Loan Agreement, until the occurrence of an Event of Default, each Pledgor shall have the right to vote on matters related to each Company in their respective capacities as shareholders, and shall have the right to receive dividends from each Company.

                  5. Events of Default/Rights and Remedies. (a) Upon the occurrence of an Event of Default, the Agent, in its sole discretion and without further notice or demand, may do one or more of the following, in addition to the remedies available to the Lenders upon an Event of Default as set forth in the Loan Agreement: (i) declare the Secured Obligations to be immediately due and payable; (ii) proceed immediately to exercise any and all of a secured party's rights, powers and privileges with respect to the Pledged Interests, including, without limitation, the right to sell or otherwise dispose of the Pledged Interests or any part thereof (to itself or to any third party) in such manner as the Agent, in its reasonable discretion may choose, (iii) take over all obligations, duties, liabilities, management and operations of any Company to the exclusion of each Pledgor and receive all profits of such Company or (iv) exercise any other right or remedy not

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
inconsistent with the foregoing which is available to the Lenders under the New York Uniform Commercial Code or otherwise available by agreement or under federal or state law. The foregoing remedies are cumulative and may be exercised concurrently.

                  (b) Upon an Event of Default hereunder, the Agent shall act as the authorized agent and attorney-in-fact of Pledgor in disposing of the Pledged Interests, and in that capacity it is authorized to take such action on behalf of Pledgor as will further such a disposition, including, without limitation, any necessary endorsement or signature in its or Pledgor's name. Pledgor expressly acknowledges that compliance with federal and state securities and other laws may limit the disposition of the Pledged Interests by the Agent. No disposition of the Pledged Interests by the Agent upon a default shall be deemed to be a breach of duty to any Pledgor or to be commercially unreasonable because a better sales price might have been attained through an alternative disposition if the Agent, in good faith, has determined that the alternative disposition may constitute a violation of state or federal laws. Without limiting the generality of the foregoing, the Agent may at any sale of the Pledged Interests restrict the prospective bidders or purchasers of the Pledged Interests to Persons who will represent and agree that they are purchasing the Pledged Interests for their own account for investment, and not with a view to distribution or sale. Any purchaser at a sale conducted pursuant to the terms of this Agreement shall hold the property sold absolutely, free from any claim or right on the part of Pledgor and Pledgor hereby waives any right of redemption, stay or appraisal under present or future law. Each and every purchaser of any of the Pledged Interests shall be vested with equity holder's rights provided by the equity purchased, including, without limitation, all voting and dividend rights. Pledgor agrees that the Agent or any Lender may purchase the Pledged Interests or any part thereof at any sale.

                  6. Deficiencies. No disposition of any of the Pledged Interests shall extinguish any obligation of Pledgor except to the extent that the net proceeds are applied thereto.

                  7. Governing Law. This Agreement and the construction and enforcement thereof shall be governed in all respects by the laws of the State of New York, exclusive of its conflicts of laws principles.

                  8. Waiver. No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right.

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
                  9. Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Pledgor may not assign its interest in this Agreement without the prior written consent of the Agent, which consent may be withheld in its sole and absolute discretion.

                  10. Further Cooperation. Pledgor agrees to execute and deliver to the Agent such further instruments, notices, certificates, affidavits, financing statements and any other writing or agreement as the Agent may reasonably request in connection with this Agreement.

                  11. Notice. Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provision for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

         If to Pledgor              Balanced Care Corporation
         or any Company:            1215 Manor Drive
                                    Mechanicsburg, Pennsylvania 17055
                                    Attention:  President

         With copies to:            Balanced Care Corporation
                                    1215 Manor Drive
                                    Mechanicsburg, Pennsylvania 17055
                                    Attention:  Legal Department

                    and             Kirkpatrick & Lockhart LLP
                                    Henry W. Oliver Building
                                    535 Smithfield Street
                                    Pittsburgh, Pennsylvania 15235
                                    Attention:  Steven J. Adelkoff, Esq.

         If to the Lenders or       VXM Investments Limited
         the Agent:                 c/o Unsworth & Associates
                                    Herengracht 483
                                    Amsterdam, The Netherlands
                                    Attention: Brad Unsworth

         With copies to:            Kaye Scholer LLP
                                    425 Park Avenue
                                    New York, New York 10022

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
                                    Attention: Rory A. Greiss, Esq.

or at such other place as Pledgor, any Company or the Agent may from time to time hereafter designate to the other in writing. Any notice given to one party hereto by another party hereto at any time shall not imply that such notice or any further or similar notice was or is required.

                  12. Captions and Headings. The captions and headings set forth in this Agreement are included for convenience and reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provisions of, or the scope or intent of, this Agreement or any portion hereof.

                  13. Counterparts. The parties hereto may execute this Agreement in any number of counterparts, each of which, when executed and delivered, shall have the force and effect of an original; but all such counterparts shall constitute one and the same instrument.

                  14. Subordination Agreement. This Agreement and the rights of the Lenders are subject in all respects to that certain Subordination Agreement dated as of even date herewith among Heller Healthcare Finance, Inc., the Agent, the Lenders, the Pledgor and the other parties identified therein.

                                    * * * * *

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
         IN WITNESS WHEREOF, Pledgor, each Company, the Lenders and the Agent have caused this Agreement to be duly executed and delivered, all as of the day and year first above written.

                                   PLEDGOR:


                                   BALANCED CARE CORPORATION


                                   By:/s/Robin L. Barber
                                   Name: Robin L. Barber
                                   Title:Senior Vice President and Legal
                                         Counsel

                                   BALANCED CARE REALTY I, INC.
                                   BALANCED CARE REALTY II, INC.
                                   BALANCED CARE REALTY III, INC.
                                   BALANCED CARE REALTY IV, INC.
                                   BALANCED CARE REALTY V, INC.
                                   BALANCED CARE REALTY VI, INC.
                                   BALANCED CARE REALTY VII, INC.
                                   BALANCED CARE REALTY VIII, INC.
                                   BALANCED CARE REALTY IX, INC.
                                   BALANCED CARE REALTY X, INC.
                                   BALANCED CARE REALTY XI, INC.
                                   BALANCED CARE REALTY XII, INC.
                                   BALANCED CARE REALTY XIII, INC.
                                   BALANCED CARE REALTY XIV, INC.
                                   BALANCED CARE REALTY XV, INC.
                                   BALANCED CARE REALTY XVI, INC.
                                   BALANCED CARE REALTY XVII, INC.
                                   BALANCED CARE REALTY XVIII, INC.
                                   BALANCED CARE REALTY XIX, INC.
                                   BALANCED CARE REALTY XX, INC.
                                   BALANCED CARE REALTY XXI, INC.
                                   BALANCED CARE REALTY XXII, INC.
                                   BALANCED CARE REALTY XXIII, INC.
                                   BALANCED CARE REALTY XXIV, INC.
                                   BALANCED CARE REALTY XXV, INC.

                                   By:/s/Robin L. Barber
                                   Name: Robin L. Barber
                                   Title:  Vice President and Secretary

                                   PLEDGOR:

                                   BALANCED CARE REALTY XXVI, INC.
                                   BALANCED CARE REALTY XXVII, INC.
                                   BALANCED CARE REALTY XXVIII, INC.
                                   BALANCED CARE REALTY XXIX, INC.
                                   BALANCED CARE REALTY XXX, INC.
                                   BALANCED CARE REALTY XXXI, INC.
                                   BALANCED CARE REALTY XXXII, INC.
                                   BALANCED CARE REALTY XXXIII, INC.
                                   BALANCED CARE REALTY XXXIV, INC.
                                   BALANCED CARE REALTY XXXV, INC.
                                   BALANCED CARE REALTY XXXVI, INC.
                                   BALANCED CARE REALTY XXXVII, INC.
                                   BALANCED CARE REALTY XXXVIII, INC.
                                   BALANCED CARE REALTY XXXIX, INC.
                                   BCC AT HARRISBURG, INC.
                                   BALANCED CARE AT TALLAHASSEE, INC.
                                   BALANCED CARE AT PENSACOLA, INC.
                                   BALANCED CARE AT HILLIARD, INC.
                                   BALANCED CARE AT AKRON, INC.
                                   BALANCED CARE AT YORK INC.
                                   BALANCED CARE AT HAGERSTOWN, INC.
                                   BALANCED CARE AT BRISTOL, INC.
                                   BALANCED CARE AT JOHNSON CITY, INC.
                                   BALANCED CARE AT MURFREESBORO, INC.
                                   BALANCED CARE AT TEAY VALLEY, INC.
                                   BALANCED  CARE AT LAKEMONT FARMS, INC.


                                   By:/s/Robin L. Barber
                                   Name: Robin L. Barber
                                   Title: Vice President and Secretary

                                   COMPANIES:

                                   BALANCED CARE REALTY AT ALTOONA, INC.
                                   BALANCED CARE REALTY AT BERWICK, INC.
                                   BALANCED CARE REALTY AT LEWISTOWN, INC.
                                   BALANCED CARE REALTY AT MANSFIELD, INC.
                                   BALANCED CARE REALTY AT MARTINSBURG, INC.
                                   BALANCED CARE REALTY AT MAUMELLE, INC.
                                   BALANCED CARE REALTY AT MOUNTAIN HOME, INC.
                                   BALANCED CARE REALTY AT PECKVILLE, INC.
                                   BALANCED CARE REALTY AT READING, INC.
                                   BALANCED CARE REALTY AT SCRANTON, INC.
                                   BALANCED CARE REALTY AT SHERWOOD, INC.
                                   BALANCED CARE REALTY AT STATE COLLEGE, INC.
                                   BCC AT WEST VIEW, INC
                                   BCC AT MID-VALLEY, INC.
                                   BCC AT OLD FORGE, INC
                                   BCC AT BLOOMSBURG, INC.
                                   BCC AT KINGSTON I, INC.
                                   BCC AT KINGSTON II, INC.
                                   BCC AT BLAKELY, INC.
                                   EXTENDED CARE OPERATORS OF HARRISBURG, L.L.C. BCC AT HARRISBURG, INC.
                                   C & G HEALTHCARE AT TALLAHASEE, L.L.C.
                                   C & G HEALTHCARE AT PENSACOLA L.L.C.
                                   ELDER CARE OPERATORS OF LAKEMONT FARMS, LLC
                                   ELDER CARE OPERATORS OF HILLIARD, LLC
                                   ELDER CARE OPERATORS OF AKRON, LLC
                                   ELDER CARE OPERATORS OF YORK, LLC
                                   C & G HEALTHCARE AT HAGERSTOWN LLC
                                   ELDER CARE OPERATORS OF BRISTOL LLC

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
                                   By:/s/Robin L. Barber
                                   Name: Robin L. Barber
                                   Title: Vice President and Secretary

                                   COMPANIES:

                                   C & G HEALTH CARE AT JOHNSON CITY, L.C.C.
                                   ELDER CARE OPERATORS OF MURFREESBORO LLC
                                   C & G HEALTHCARE AT TEAY'S VALLEY L.C.C.
                                   BALANCED CARE AT TALLAHASSEE, INC.
                                   BALANCED CARE AT PENSACOLA, INC.
                                   BALANCED CARE AT LAKEMONT FARMS, INC.
                                   BALANCED CARE AT HILLIARD, INC.
                                   BALANCED CARE AT AKRON, INC.
                                   BALANCED CARE AT YORK, INC.
                                   BALANCED CARE AT HAGERSTOWN, INC.
                                   BALANCED CARE AT BRISTOL, INC.
                                   BALANCED CARE AT JOHNSON CITY, INC.
                                   BALANCED CARE AT MURFREESBORO, INC.
                                   BALANCED CARE AT TEAY'S VALLEY, INC.
                                   BCC AT DARLINGTON, INC.
                                   BALANCED CARE AT BUTLER, INC.
                                   BALANCED CARE AT EYERS GROVE, INC.
                                   BALANCED CARE AT NORTH RIDGE, INC.
                                   BALANCED CARE AT SARVER, INC.


                                   By:/s/Robin L. Barber
                                   Name: Robin L. Barber
                                   Title: Vice President and Secretary

                                   AGENT:

                                   VXM INVESTMENTS LIMITED, as Agent

                                   By:/s/J.B. Unsworth
                                   Name: J.B. Unsworth
                                   Title:Director

                                   LENDERS:

                                   VXM INVESTMENTS LIMITED, as Lender

                                   By:/s/J.B. Unsworth
                                   Name: J.B. Unsworth
                                   Title:Director

                                   HR INVESTMENTS LIMITED

                                   By:/s/J.B. Unsworth
                                   Name: J.B. Unsworth
                                   Title:Director

                                   RH INVESTMENTS LIMITED

                                   By:/s/J.B. Unsworth
                                   Name: J.B. Unsworth
                                   Title:Director



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
                                   SCHEDULE 1
                                  SUBSIDIARIES

1             Balanced Care Realty at Altoona, Inc.
2             Balanced Care Realty at Berwick, Inc.
3             Balanced Care Realty at Lewistown, Inc.
4             Balanced Care Realty at Mansfield, Inc.
5             Balanced Care Realty at Martinsburg, Inc.
6             Balanced Care Realty at Maumelle, Inc.
7             Balanced Care Realty at Mountain Home, Inc.
8             Balanced Care Realty at Peckville, Inc.
9             Balanced Care Realty at Reading, Inc.
10            Balanced Care Realty at Scranton, Inc.
11            Balanced Care Realty at Sherwood, Inc.
12            Balanced Care Realty at State College, Inc.
13            BCC at West View, Inc.
14            BCC at Mid-Valley, Inc.
15            BCC at Old Forge, Inc.
16            BCC at Bloomsburg, Inc.
17            BCC at Kingston I, Inc.
18            BCC at Kingston II, Inc.
19            BCC at Blakely, Inc.
20            BCC at Harrisburg, Inc.
21            Extended Care Operators of Harrisburg, L.L.C.
22            C & G Healthcare at Tallahasee, L.L.C.
23            C & G Healthcare at Pensacola L.L.C.
24            Elder Care Operators of Lakemont Farms, LLC
25            Elder Care Operators of Hilliard, LLC
26            Elder Care Operators of Akron, LLC
27            Elder Care Operators of York, LLC
28            C & G Healthcare at Hagerstown LLC
29            Elder Care Operators of Bristol LLC
30            C & G Health Care at Johnson City, L.C.C.
31            Elder Care Operators of Murfreesboro LLC
32            C & G Healthcare at Teay's Valley L.C.C.
33            Balanced Care at Tallahassee, Inc.
34            Balanced Care at Pensacola, Inc.
35            Balanced Care at Lakemont Farms, Inc.
36            Balanced Care at Hilliard, Inc.
37            Balanced Care at Akron, Inc.
38            Balanced Care at York, Inc.
39            Balanced Care at Hagerstown, Inc.
40            Balanced Care at Bristol, Inc.
41            Balanced Care at Johnson City, Inc.
42            Balanced Care at Murfreesboro, Inc.
43            Balanced Care at Teay's Valley, Inc.


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
44            BCC at Darlington, Inc.
45            Balanced Care at Butler, Inc.
46            Balanced Care at Eyers Grove, Inc.
47            Balanced Care at North Ridge, Inc.
48            Balanced Care at Sarver, Inc.

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
                                   SCHEDULE 2

                                    COMPANIES


BALANCED CARE REALTY AT ALTOONA, INC.
BALANCED CARE REALTY AT BERWICK, INC.
BALANCED CARE REALTY AT LEWISTOWN, INC.
BALANCED CARE REALTY AT MANSFIELD, INC.
BALANCED CARE REALTY AT MARTINSBURG, INC.
BALANCED CARE REALTY AT MAUMELLE, INC.
BALANCED CARE REALTY AT MOUNTAIN HOME, INC.
BALANCED CARE REALTY AT PECKVILLE, INC.
BALANCED CARE REALTY AT READING, INC.
BALANCED CARE REALTY AT SCRANTON, INC.
BALANCED CARE REALTY AT SHERWOOD, INC.
BALANCED CARE REALTY AT STATE COLLEGE, INC.
BCC AT WEST VIEW, INC.
BCC AT MID-VALLEY, INC.
BCC AT OLD FORGE, INC.
BCC AT BLOOMSBURG, INC.
BCC AT KINGSTON I, INC.
BCC AT KINGSTON II, INC.
BCC AT BLAKELY, INC.
EXTENDED CARE OPERATORS OF HARRISBURG, L.L.C.
BCC AT HARRISBURG, INC.
C & G HEALTHCARE AT TALLAHASEE, L.L.C.
C & G HEALTHCARE AT PENSACOLA L.L.C.
ELDER CARE OPERATORS OF LAKEMONT FARMS, LLC
ELDER CARE OPERATORS OF HILLIARD, LLC
ELDER CARE OPERATORS OF AKRON, LLC
ELDER CARE OPERATORS OF YORK, LLC
C & G HEALTHCARE AT HAGERSTOWN LLC
ELDER CARE OPERATORS OF BRISTOL LLC
C & G HEALTH CARE AT JOHNSON CITY, L.C.C.
ELDER CARE OPERATORS OF MURFREESBORO LLC
C & G HEALTHCARE AT TEAY'S VALLEY L.C.C.
BALANCED CARE AT TALLAHASSEE, INC.
BALANCED CARE AT PENSACOLA, INC.
BALANCED CARE AT LAKEMONT FARMS, INC.
BALANCED CARE AT HILLIARD, INC.
BALANCED CARE AT AKRON, INC.
BALANCED CARE AT YORK, INC.
BALANCED CARE AT HAGERSTOWN, INC.
BALANCED CARE AT BRISTOL, INC.
BALANCED CARE AT JOHNSON CITY, INC.
BALANCED CARE AT MURFREESBORO, INC.

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
BALANCED CARE AT TEAY'S VALLEY, INC.
BCC AT DARLINGTON, INC.
BALANCED CARE AT BUTLER, INC.
BALANCED CARE AT EYERS GROVE, INC.
BALANCED CARE AT NORTH RIDGE, INC.
BALANCED CARE AT SARVER, INC.

                                   SCHEDULE 3

                                  CERTIFICATES


         ISSUER                      HOLDER             CERTIFICATE             No.
                                                            NO.             Shares/Units
Balanced Care                      Balanced                  1                  25
Realty at Altoona,                 Care
Inc.                               Corporation
Balanced Care                      Balanced                  2                  25
Realty at Altoona,                 Care Realty
Inc.                               I, Inc.
Balanced Care                      Balanced                  3                  25
Realty at Altoona,                 Care Realty
Inc.                               II, Inc.
Balanced Care                      Balanced                  4                  25
Realty at Altoona,                 Care Realty
Inc.                               III, Inc.
Balanced Care                      Balanced                  5                  25
Realty at Altoona,                 Care Realty
Inc.                               IV, Inc.
Balanced Care                      Balanced                  6                  25
Realty at Altoona,                 Care Realty
Inc.                               V, Inc.
Balanced Care                      Balanced                  7                  25
Realty at Altoona,                 Care Realty
Inc.                               VI, Inc.
Balanced Care                      Balanced                  8                  25
Realty at Altoona,                 Care Realty
Inc.                               VII, Inc.
Balanced Care                      Balanced                  9                  25
Realty at Altoona,                 Care Realty
Inc.                               VIII, Inc.
Balanced Care                      Balanced                 10                  25
Realty at Altoona,                 Care Realty
Inc.                               IX, Inc.
Balanced Care                      Balanced                 11                  25
Realty at Altoona,                 Care Realty
Inc.                               X, Inc.
Balanced Care                      Balanced                 12                  25
Realty at Altoona,                 Care Realty
Inc.                               XI, Inc.
Balanced Care                      Balanced                 13                  25

Realty at Altoona,                 Care Realty
Inc.                               XII, Inc.
Balanced Care                      Balanced                 14                  25
Realty at Altoona,                 Care Realty
Inc.                               XIII, Inc.
Balanced Care                      Balanced                 15                  25
Realty at Altoona,                 Care Realty
Inc.                               XIV, Inc.
Balanced Care                      Balanced                 16                  25
Realty at Altoona,                 Care Realty
Inc.                               XV, Inc.
Balanced Care                      Balanced                 17                  25
Realty at Altoona,                 Care Realty
Inc.                               XVI, Inc.
Balanced Care                      Balanced                 18                  25
Realty at Altoona,                 Care Realty
Inc.                               XVII, Inc.
Balanced Care                      Balanced                 19                  25
Realty at Altoona,                 Care Realty
Inc.                               XVIII, Inc.
Balanced Care                      Balanced                 20                  25
Realty at Altoona,                 Care Realty
Inc.                               XIX, Inc.
Balanced Care                      Balanced                 21                  25
Realty at Altoona,                 Care Realty
Inc.                               XX, Inc.
Balanced Care                      Balanced                 22                  25
Realty at Altoona,                 Care Realty
Inc.                               XXI, Inc.
Balanced Care                      Balanced                 23                  25
Realty at Altoona,                 Care Realty
Inc.                               XXII, Inc.
Balanced Care                      Balanced                 24                  25
Realty at Altoona,                 Care Realty
Inc.                               XXIII, Inc.
Balanced Care                      Balanced                 25                  25
Realty at Altoona,                 Care Realty
Inc.                               XXIV, Inc.
Balanced Care                      Balanced                 26                  25
Realty at Altoona,                 Care Realty
Inc.                               XXV, Inc.
Balanced Care                      Balanced                 27                  25
Realty at Altoona,                 Care Realty

Inc.                               XXVI, Inc.
Balanced Care                      Balanced                 28                  25
Realty at Altoona,                 Care Realty
Inc.                               XXVII, Inc.
Balanced Care                      Balanced                 29                  25
Realty at Altoona,                 Care Realty
Inc.                               XXVIII, Inc.
Balanced Care                      Balanced                 30                  25
Realty at Altoona,                 Care Realty
Inc.                               XXIX, Inc.
Balanced Care                      Balanced                 31                  25
Realty at Altoona,                 Care Realty
Inc.                               XXX, Inc.
Balanced Care                      Balanced                 32                  25
Realty at Altoona,                 Care Realty
Inc.                               XXXI, Inc.
Balanced Care                      Balanced                 33                  25
Realty at Altoona,                 Care Realty
Inc.                               XXXII, Inc.
Balanced Care                      Balanced                 34                  25
Realty at Altoona,                 Care Realty
Inc.                               XXXIII, Inc.
Balanced Care                      Balanced                 35                  25
Realty at Altoona,                 Care Realty
Inc.                               XXXIV, Inc.
Balanced Care                      Balanced                 36                  25
Realty at Altoona,                 Care Realty
Inc.                               XXXV, Inc.
Balanced Care                      Balanced                 37                  25
Realty at Altoona,                 Care Realty
Inc.                               XXXVI, Inc.
Balanced Care                      Balanced                 38                  25
Realty at Altoona,                 Care Realty
Inc.                               XXXVII, Inc.
Balanced Care                      Balanced                 39                  25
Realty at Altoona,                 Care Realty
Inc.                               XXXVIII, Inc
Balanced Care                      Balanced                 40                  25
Realty at Altoona,                 Care Realty
Inc.                               XXXIX, Inc.
Balanced Care                      Balanced                  1                  25
Realty at Berwick,                 Care

Inc.                               Corporation
Balanced Care                      Balanced                  2                  25
Realty  Berwick,                   Care Realty
Inc.                               I, Inc.
Balanced Care                      Balanced                  3                  25
Realty  Berwick,                   Care Realty
Inc.                               II, Inc.
Balanced Care                      Balanced                  4                  25
Realty  Berwick,                   Care Realty
Inc.                               III, Inc.
Balanced Care                      Balanced                  5                  25
Realty at Berwick,                 Care Realty
Inc.                               IV, Inc.
Balanced Care                      Balanced                  6                  25
Realty at Berwick,                 Care Realty
Inc.                               V, Inc.
Balanced Care                      Balanced                  7                  25
Realty at Berwick,                 Care Realty
Inc.                               VI, Inc.
Balanced Care                      Balanced                  8                  25
Realty at Berwick,                 Care Realty
Inc.                               VII, Inc.
Balanced Care                      Balanced                  9                  25
Realty at Berwick,                 Care Realty
Inc.                               VIII, Inc.
Balanced Care                      Balanced                 10                  25
Realty at Berwick,                 Care Realty
Inc.                               IX, Inc.
Balanced Care                      Balanced                 11                  25
Realty at Berwick,                 Care Realty
Inc.                               X, Inc.
Balanced Care                      Balanced                 12                  25
Realty at Berwick,                 Care Realty
Inc.                               XI, Inc.
Balanced Care                      Balanced                 13                  25
Realty at Berwick,                 Care Realty
Inc.                               XII, Inc.
Balanced Care                      Balanced                 14                  25
Realty at Berwick,                 Care Realty
Inc.                               XIII, Inc.
Balanced Care                      Balanced                 15                  25
Realty at Berwick,                 Care Realty
Inc.                               XIV, Inc.

Balanced Care                      Balanced                 16                  25
Realty at Berwick,                 Care Realty
Inc.                               XV, Inc.
Balanced Care                      Balanced                 17                  25
Realty at Berwick,                 Care Realty
Inc.                               XVI, Inc.
Balanced Care                      Balanced                 18                  25
Realty at Berwick,                 Care Realty
Inc.                               XVII, Inc.
Balanced Care                      Balanced                 19                  25
Realty at Berwick,                 Care Realty
Inc.                               XVIII, Inc.
Balanced Care                      Balanced                 20                  25
Realty at Berwick,                 Care Realty
Inc.                               XIX, Inc.
Balanced Care                      Balanced                 21                  25
Realty at Berwick,                 Care Realty
Inc.                               XX, Inc.
Balanced Care                      Balanced                 22                  25
Realty at Berwick,                 Care Realty
Inc.                               XXI, Inc.
Balanced Care                      Balanced                 23                  25
Realty at Berwick,                 Care Realty
Inc.                               XXII, Inc.
Balanced Care                      Balanced                 24                  25
Realty at Berwick,                 Care Realty
Inc.                               XXIII, Inc.
Balanced Care                      Balanced                 25                  25
Realty at Berwick,                 Care Realty
Inc.                               XXIV, Inc.
Balanced Care                      Balanced                 26                  25
Realty at Berwick,                 Care Realty
Inc.                               XXV, Inc.
Balanced Care                      Balanced                 27                  25
Realty at Berwick,                 Care Realty
Inc.                               XXVI, Inc.
Balanced Care                      Balanced                 28                  25
Realty at Berwick,                 Care Realty
Inc.                               XXVII, Inc.
Balanced Care                      Balanced                 29                  25
Realty at Berwick,                 Care Realty
Inc.                               XXVIII, Inc.
Balanced Care                      Balanced                 30                  25

Realty at Berwick,                 Care Realty
Inc.                               XXIX, Inc.
Balanced Care                      Balanced                 31                  25
Realty at Berwick,                 Care Realty
Inc.                               XXX, Inc.
Balanced Care                      Balanced                 32                  25
Realty at Berwick,                 Care Realty
Inc.                               XXXI, Inc.
Balanced Care                      Balanced                 33                  25
Realty at Berwick,                 Care Realty
Inc.                               XXXII, Inc.
Balanced Care                      Balanced                 34                  25
Realty at Berwick,                 Care Realty
Inc.                               XXXIII, Inc.
Balanced Care                      Balanced                 35                  25
Realty at Berwick,                 Care Realty
Inc.                               XXXIV, Inc.
Balanced Care                      Balanced                 36                  25
Realty at Berwick,                 Care Realty
Inc.                               XXXV, Inc.
Balanced Care                      Balanced                 37                  25
Realty at Berwick,                 Care Realty
Inc.                               XXXVI, Inc.
Balanced Care                      Balanced                 38                  25
Realty at Berwick,                 Care Realty
Inc.                               XXXVII, Inc.
Balanced Care                      Balanced                 39                  25
Realty at Berwick,                 Care Realty
Inc.                               XXXVIII,
Balanced Care                      Balanced                 40                  25
Realty at Berwick,                 Care Realty
Inc.                               XXXIX, Inc.
Balanced Care                      Balanced                  1                  25
Realty at                          Care
Lewistown, Inc.                    Corporation
Balanced Care                      Balanced                  2                  25
Realty at                          Care Realty
Lewistown, Inc.                    I, Inc.
Balanced Care                      Balanced                  3                  25
Realty at                          Care Realty
Lewistown, Inc.                    II, Inc.
Balanced Care                      Balanced                  4                  25

Realty at                          Care Realty
Lewistown, Inc.                    III, Inc.
Balanced Care                      Balanced                  5                  25
Realty at                          Care Realty
Lewistown, Inc.                    IV, Inc.
Balanced Care                      Balanced                  6                  25
Realty at                          Care Realty
Lewistown, Inc.                    V, Inc.
Balanced Care                      Balanced                  7                  25
Realty at                          Care Realty
Lewistown, Inc.                    VI, Inc.
Balanced Care                      Balanced                  8                  25
Realty at                          Care Realty
Lewistown, Inc.                    VII, Inc.
Balanced Care                      Balanced                  9                  25
Realty at                          Care Realty
Lewistown, Inc.                    VIII, Inc.
Balanced Care                      Balanced                 10                  25
Realty at                          Care Realty
Lewistown, Inc.                    IX, Inc.
Balanced Care                      Balanced                 11                  25
Realty at                          Care Realty
Lewistown, Inc.                    X, Inc.
Balanced Care                      Balanced                 12                  25
Realty at                          Care Realty
Lewistown, Inc.                    XI, Inc.
Balanced Care                      Balanced                 13                  25
Realty at                          Care Realty
Lewistown, Inc.                    XII, Inc.
Balanced Care                      Balanced                 14                  25
Realty at                          Care Realty
Lewistown, Inc.                    XIII, Inc.
Balanced Care                      Balanced                 15                  25
Realty at                          Care Realty
Lewistown, Inc.                    XIV, Inc.
Balanced Care                      Balanced                 16                  25
Realty at                          Care Realty
Lewistown, Inc.                    XV, Inc.
Balanced Care                      Balanced                 17                  25
Realty at                          Care Realty
Lewistown, Inc.                    XVI, Inc.
Balanced Care                      Balanced                 18                  25
Realty at                          Care Realty

Lewistown, Inc.                    XVII, Inc.
Balanced Care                      Balanced                 19                  25
Realty at                          Care Realty
Lewistown, Inc.                    XVIII, Inc.
Balanced Care                      Balanced                 20                  25
Realty at                          Care Realty
Lewistown, Inc.                    XIX, Inc.
Balanced Care                      Balanced                 21                  25
Realty at                          Care Realty
Lewistown, Inc.                    XX, Inc.
Balanced Care                      Balanced                 22                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXI, Inc.
Balanced Care                      Balanced                 23                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXII, Inc.
Balanced Care                      Balanced                 24                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXIII, Inc.
Balanced Care                      Balanced                 25                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXIV, Inc.
Balanced Care                      Balanced                 26                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXV, Inc.
Balanced Care                      Balanced                 27                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXVI, Inc.
Balanced Care                      Balanced                 28                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXVII, Inc.
Balanced Care                      Balanced                 29                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXVIII, Inc.
Balanced Care                      Balanced                 30                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXIX, Inc.
Balanced Care                      Balanced                 31                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXX, Inc.
Balanced Care                      Balanced                 32                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXXI, Inc.

Balanced Care                      Balanced                 33                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXXII, Inc.
Balanced Care                      Balanced                 34                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXXIII, Inc.
Balanced Care                      Balanced                 35                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXXIV, Inc.
Balanced Care                      Balanced                 36                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXXV, Inc.
Balanced Care                      Balanced                 37                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXXVI, Inc.
Balanced Care                      Balanced                 38                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXXVII, Inc.
Balanced Care                      Balanced                 39                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXXVIII, Inc.
Balanced Care                      Balanced                 40                  25
Realty at                          Care Realty
Lewistown, Inc.                    XXXIX, Inc.
Balanced Care                      Balanced                  1                  25
Realty at                          Care
Peckville, Inc.                    Corporation
Balanced Care                      Balanced                  2                  25
Realty at                          Care Realty
Peckville, Inc.                    I, Inc.
Balanced Care                      Balanced                  3                  25
Realty at                          Care Realty
Peckville, Inc.                    II, Inc.
Balanced Care                      Balanced                  4                  25
Realty at                          Care Realty
Peckville, Inc.                    III, Inc.
Balanced Care                      Balanced                  5                  25
Realty at                          Care Realty
Peckville, Inc.                    IV, Inc.
Balanced Care                      Balanced                  6                  25
Realty at                          Care Realty
Peckville, Inc.                    V, Inc.

Balanced Care                      Balanced                  7                  25
Realty at                          Care Realty
Peckville, Inc.                    VI, Inc.
Balanced Care                      Balanced                  8                  25
Realty at                          Care Realty
Peckville, Inc.                    VII, Inc.
Balanced Care                      Balanced                  9                  25
Realty at                          Care Realty
Peckville, Inc.                    VIII, Inc.
Balanced Care                      Balanced                 10                  25
Realty at                          Care Realty
Peckville, Inc.                    IX, Inc.
Balanced Care                      Balanced                 11                  25
Realty at                          Care Realty
Peckville, Inc.                    X, Inc.
Balanced Care                      Balanced                 12                  25
Realty at                          Care Realty
Peckville, Inc.                    XI, Inc.
Balanced Care                      Balanced                 13                  25
Realty at                          Care Realty
Peckville, Inc.                    XII, Inc.
Balanced Care                      Balanced                 14                  25
Realty at                          Care Realty
Peckville, Inc.                    XIII, Inc.
Balanced Care                      Balanced                 15                  25
Realty at                          Care Realty
Peckville, Inc.                    XIV, Inc.
Balanced Care                      Balanced                 16                  25
Realty at                          Care Realty
Peckville, Inc.                    XV, Inc.
Balanced Care                      Balanced                 17                  25
Realty at                          Care Realty
Peckville, Inc.                    XVI, Inc.
Balanced Care                      Balanced                 18                  25
Realty at                          Care Realty
Peckville, Inc.                    XVII, Inc.
Balanced Care                      Balanced                 19                  25
Realty at                          Care Realty
Peckville, Inc.                    XVIII, Inc.
Balanced Care                      Balanced                 20                  25
Realty at                          Care Realty
Peckville, Inc.                    XIX, Inc.
Balanced Care                      Balanced                 21                  25

Realty at                          Care Realty
Peckville, Inc.                    XX, Inc.
Balanced Care                      Balanced                 22                  25
Realty at                          Care Realty
Peckville, Inc.                    XXI, Inc.
Balanced Care                      Balanced                 23                  25
Realty at                          Care Realty
Peckville, Inc.                    XXII, Inc.
Balanced Care                      Balanced                 24                  25
Realty at                          Care Realty
Peckville, Inc.                    XXIII, Inc.
Balanced Care                      Balanced                 25                  25
Realty at                          Care Realty
Peckville, Inc.                    XXIV, Inc.
Balanced Care                      Balanced                 26                  25
Realty at                          Care Realty
Peckville, Inc.                    XXV, Inc.
Balanced Care                      Balanced                 27                  25
Realty at                          Care Realty
Peckville, Inc.                    XXVI, Inc.
Balanced Care                      Balanced                 28                  25
Realty at                          Care Realty
Peckville, Inc.                    XXVII, Inc.
Balanced Care                      Balanced                 29                  25
Realty at                          Care Realty
Peckville, Inc.                    XXVIII, Inc.
Balanced Care                      Balanced                 30                  25
Realty at                          Care Realty
Peckville, Inc.                    XXIX, Inc.
Balanced Care                      Balanced                 31                  25
Realty at                          Care Realty
Peckville, Inc.                    XXX, Inc.
Balanced Care                      Balanced                 32                  25
Realty at                          Care Realty
Peckville, Inc.                    XXXI, Inc.
Balanced Care                      Balanced                 33                  25
Realty at                          Care Realty
Peckville, Inc.                    XXXII, Inc.
Balanced Care                      Balanced                 34                  25
Realty at                          Care Realty
Peckville, Inc.                    XXXIII, Inc.
Balanced Care                      Balanced                 35                  25
Realty at                          Care Realty

Peckville, Inc.                    XXXIV, Inc.
Balanced Care                      Balanced                 36                  25
Realty at                          Care Realty
Peckville, Inc.                    XXXV, Inc.
Balanced Care                      Balanced                 37                  25
Realty at                          Care Realty
Peckville, Inc.                    XXXVI, Inc.
Balanced Care                      Balanced                 38                  25
Realty at                          Care Realty
Peckville, Inc.                    XXXVII, Inc.
Balanced Care                      Balanced                 39                  25
Realty at                          Care Realty
Peckville, Inc.                    XXXVIII,
                                   Inc.
Balanced Care                      Balanced                 40                  25
Realty at                          Care Realty
Peckville, Inc.                    XXXIX, Inc.
Balanced Care                      Balanced                  1                  25
Realty at Reading,                 Care
Inc.                               Corporation
Balanced Care                      Balanced                  2                  25
Realty at Reading,                 Care Realty
Inc.                               I, Inc.
Balanced Care                      Balanced                  3                  25
Realty at Reading,                 Care Realty
Inc.                               II, Inc.
Balanced Care                      Balanced                  4                  25
Realty at Reading,                 Care Realty
Inc.                               III, Inc.
Balanced Care                      Balanced                  5                  25
Realty at Reading,                 Care Realty
Inc.                               IV, Inc.
Balanced Care                      Balanced                  6                  25
Realty at Reading,                 Care Realty
Inc.                               V, Inc.
Balanced Care                      Balanced                  7                  25
Realty at Reading,                 Care Realty
Inc.                               VI, Inc.
Balanced Care                      Balanced                  8                  25
Realty at Reading,                 Care Realty
Inc.                               VII, Inc.
Balanced Care                      Balanced                  9                  25
Realty at Reading,                 Care Realty

Inc.                               VIII, Inc.
Balanced Care                      Balanced                 10                  25
Realty at Reading,                 Care Realty
Inc.                               IX, Inc.
Balanced Care                      Balanced                 11                  25
Realty at Reading,                 Care Realty
Inc.                               X, Inc.
Balanced Care                      Balanced                 12                  25
Realty at Reading,                 Care Realty
Inc.                               XI, Inc.
Balanced Care                      Balanced                 13                  25
Realty at Reading,                 Care Realty
Inc.                               XII, Inc.
Balanced Care                      Balanced                 14                  25
Realty at Reading,                 Care Realty
Inc.                               XIII, Inc.
Balanced Care                      Balanced                 15                  25
Realty at Reading,                 Care Realty
Inc.                               XIV, Inc.
Balanced Care                      Balanced                 16                  25
Realty at Reading,                 Care Realty
Inc.                               XV, Inc.
Balanced Care                      Balanced                 17                  25
Realty at Reading,                 Care Realty
Inc.                               XVI, Inc.
Balanced Care                      Balanced                 18                  25
Realty at Reading,                 Care Realty
Inc.                               XVII, Inc.
Balanced Care                      Balanced                 19                  25
Realty at Reading,                 Care Realty
Inc.                               XVIII, Inc.
Balanced Care                      Balanced                 20                  25
Realty at Reading,                 Care Realty
Inc.                               XIX, Inc.
Balanced Care                      Balanced                 21                  25
Realty at Reading,                 Care Realty
Inc.                               XX, Inc.
Balanced Care                      Balanced                 22                  25
Realty at Reading,                 Care Realty
Inc.                               XXI, Inc.
Balanced Care                      Balanced                 23                  25
Realty at Reading,                 Care Realty
Inc.                               XXII, Inc.

Balanced Care                      Balanced                 24                  25
Realty at Reading,                 Care Realty
Inc.                               XXIII, Inc.
Balanced Care                      Balanced                 25                  25
Realty at Reading,                 Care Realty
Inc.                               XXIV, Inc.
Balanced Care                      Balanced                 26                  25
Realty at Reading,                 Care Realty
Inc.                               XXV, Inc.
Balanced Care                      Balanced                 27                  25
Realty at Reading,                 Care Realty
Inc.                               XXVI, Inc.
Balanced Care                      Balanced                 28                  25
Realty at Reading,                 Care Realty
Inc.                               XXVII, Inc.
Balanced Care                      Balanced                 29                  25
Realty at Reading,                 Care Realty
Inc.                               XXVIII, Inc.
Balanced Care                      Balanced                 30                  25
Realty at Reading,                 Care Realty
Inc.                               XXIX, Inc.
Balanced Care                      Balanced                 31                  25
Realty at Reading,                 Care Realty
Inc.                               XXX, Inc.
Balanced Care                      Balanced                 32                  25
Realty at Reading,                 Care Realty
Inc.                               XXXI, Inc.
Balanced Care                      Balanced                 33                  25
Realty at Reading,                 Care Realty
Inc.                               XXXII, Inc.
Balanced Care                      Balanced                 34                  25
Realty at Reading,                 Care Realty
Inc.                               XXXIII, Inc.
Balanced Care                      Balanced                 35                  25
Realty at Reading,                 Care Realty
Inc.                               XXXIV, Inc.
Balanced Care                      Balanced                 36                  25
Realty at Reading,                 Care Realty
Inc.                               XXXV, Inc.
Balanced Care                      Balanced                 37                  25
Realty at Reading,                 Care Realty
Inc.                               XXXVI, Inc.
Balanced Care                      Balanced                 38                  25

Realty at Reading,                 Care Realty
Inc.                               XXXVII, Inc.
Balanced Care                      Balanced                 39                  25
Realty at Reading,                 Care Realty
Inc.                               XXXVIII,
                                   Inc.
Balanced Care                      Balanced                 40                  25
Realty at Reading,                 Care Realty
Inc.                               XXXIX, Inc.
Balanced Care                      Balanced                  1                  25
Realty at Scranton,                Care
Inc.                               Corporation
Balanced Care                      Balanced                  2                  25
Realty  Scranton,                  Care Realty
Inc.                               I, Inc.
Balanced Care                      Balanced                  3                  25
Realty  Scranton,                  Care Realty
Inc.                               II, Inc.
Balanced Care                      Balanced                  4                  25
Realty at Scranton,                Care Realty
Inc.                               III, Inc.
Balanced Care                      Balanced                  5                  25
Realty at Scranton,                Care Realty
Inc.                               IV, Inc.
Balanced Care                      Balanced                  6                  25
Realty at Scranton,                Care Realty
Inc.                               V, Inc.
Balanced Care                      Balanced                  7                  25
Realty at Scranton,                Care Realty
Inc.                               VI, Inc.
Balanced Care                      Balanced                  8                  25
Realty at Scranton,                Care Realty
Inc.                               VII, Inc.
Balanced Care                      Balanced                  9                  25
Realty at Scranton,                Care Realty
Inc.                               VIII, Inc.
Balanced Care                      Balanced                 10                  25
Realty at Scranton,                Care Realty
Inc.                               IX, Inc.
Balanced Care                      Balanced                 11                  25
Realty at Scranton,                Care Realty
Inc.                               X, Inc.
Balanced Care                      Balanced                 12                  25

Realty at Scranton,                Care Realty
Inc.                               XI, Inc.
Balanced Care                      Balanced                 13                  25
Realty at Scranton,                Care Realty
Inc.                               XII, Inc.
Balanced Care                      Balanced                 14                  25
Realty at Scranton,                Care Realty
Inc.                               XIII, Inc.
Balanced Care                      Balanced                 15                  25
Realty at Scranton,                Care Realty
Inc.                               XIV, Inc.
Balanced Care                      Balanced                 16                  25
Realty at Scranton,                Care Realty
Inc.                               XV, Inc.
Balanced Care                      Balanced                 17                  25
Realty at Scranton,                Care Realty
Inc.                               XVI, Inc.
Balanced Care                      Balanced                 18                  25
Realty at Scranton,                Care Realty
Inc.                               XVII, Inc.
Balanced Care                      Balanced                 19                  25
Realty at Scranton,                Care Realty
Inc.                               XVIII, Inc.
Balanced Care                      Balanced                 20                  25
Realty at Scranton,                Care Realty
Inc.                               XIX, Inc.
Balanced Care                      Balanced                 21                  25
Realty at Scranton,                Care Realty
Inc.                               XX, Inc.
Balanced Care                      Balanced                 22                  25
Realty at Scranton,                Care Realty
Inc.                               XXI, Inc.
Balanced Care                      Balanced                 23                  25
Realty at Scranton,                Care Realty
Inc.                               XXII, Inc.
Balanced Care                      Balanced                 24                  25
Realty at Scranton,                Care Realty
Inc.                               XXIII, Inc.
Balanced Care                      Balanced                 25                  25
Realty at Scranton,                Care Realty
Inc.                               XXIV, Inc.
Balanced Care                      Balanced                 26                  25
Realty at Scranton,                Care Realty

Inc.                               XXV, Inc.
Balanced Care                      Balanced                 27                  25
Realty at Scranton,                Care Realty
Inc.                               XXVI, Inc.
Balanced Care                      Balanced                 28                  25
Realty at Scranton,                Care Realty
Inc.                               XXVII, Inc.
Balanced Care                      Balanced                 29                  25
Realty at Scranton,                Care Realty
Inc.                               XXVIII, Inc.
Balanced Care                      Balanced                 30                  25
Realty at Scranton,                Care Realty
Inc.                               XXIX, Inc.
Balanced Care                      Balanced                 31                  25
Realty at Scranton,                Care Realty
Inc.                               XXX, Inc.
Balanced Care                      Balanced                 32                  25
Realty at Scranton,                Care Realty
Inc.                               XXXI, Inc.
Balanced Care                      Balanced                 33                  25
Realty at Scranton,                Care Realty
Inc.                               XXXII, Inc.
Balanced Care                      Balanced                 34                  25
Realty at Scranton,                Care Realty
Inc.                               XXXIII, Inc.
Balanced Care                      Balanced                 35                  25
Realty at Scranton,                Care Realty
Inc.                               XXXIV, Inc.
Balanced Care                      Balanced                 36                  25
Realty at Scranton,                Care Realty
Inc.                               XXXV, Inc.
Balanced Care                      Balanced                 37                  25
Realty at Scranton,                Care Realty
Inc.                               XXXVI, Inc.
Balanced Care                      Balanced                 38                  25
Realty at Scranton,                Care Realty
Inc.                               XXXVII, Inc.
Balanced Care                      Balanced                 39                  25
Realty at Scranton,                Care Realty
Inc.                               XXXVIII,
                                   Inc.
Balanced Care                      Balanced                 40                  25
Realty at Scranton,                Care Realty

Inc.                               XXXIX,
Balanced Care                      Balanced                  1                  25
Realty at State                    Care
College, Inc.                      Corporation
Balanced Care                      Balanced                  2                  25
Realty at State                    Care Realty
College, Inc.                      I, Inc.
Balanced Care                      Balanced                  3                  25
Realty at State                    Care Realty
College, Inc.                      II, Inc.
Balanced Care                      Balanced                  4                  25
Realty at State                    Care Realty
College, Inc.                      III, Inc.
Balanced Care                      Balanced                  5                  25
Realty at State                    Care Realty
College, Inc.                      IV, Inc.
Balanced Care                      Balanced                  6                  25
Realty at State                    Care Realty
College, Inc.                      V, Inc.
Balanced Care                      Balanced                  7                  25
Realty at State                    Care Realty
College, Inc.                      VI, Inc.
Balanced Care                      Balanced                  8                  25
Realty at State                    Care Realty
College, Inc.                      VII, Inc.
Balanced Care                      Balanced                  9                  25
Realty at State                    Care Realty
College, Inc.                      VIII, Inc.
Balanced Care                      Balanced                 10                  25
Realty at State                    Care Realty
College, Inc.                      IX, Inc.
Balanced Care                      Balanced                 11                  25
Realty at State                    Care Realty
College, Inc.                      X, Inc.
Balanced Care                      Balanced                 12                  25
Realty at State                    Care Realty
College, Inc.                      XI, Inc.
Balanced Care                      Balanced                 13                  25
Realty at State                    Care Realty
College, Inc.                      XII, Inc.
Balanced Care                      Balanced                 14                  25
Realty at State                    Care Realty
College, Inc.                      XIII, Inc.

Balanced Care                      Balanced                 15                  25
Realty at State                    Care Realty
College, Inc.                      XIV, Inc.
Balanced Care                      Balanced                 16                  25
Realty at State                    Care Realty
College, Inc.                      XV, Inc.
Balanced Care                      Balanced                 17                  25
Realty at State                    Care Realty
College, Inc.                      XVI, Inc.

Balanced Care                      Balanced                 18                  25
Realty at State                    Care Realty
College, Inc.                      XVII, Inc.
Balanced Care                      Balanced                 19                  25
Realty at State                    Care Realty
College, Inc.                      XVIII, Inc.
Balanced Care                      Balanced                 20                  25
Realty at State                    Care Realty
College, Inc.                      XIX, Inc.
Balanced Care                      Balanced                 21                  25
Realty at State                    Care Realty
College, Inc.                      XX, Inc.
Balanced Care                      Balanced                 22                  25
Realty at State                    Care Realty
College, Inc.                      XXI, Inc.
Balanced Care                      Balanced                 23                  25
Realty at State                    Care Realty
College, Inc.                      XXII, Inc.
Balanced Care                      Balanced                 24                  25
Realty at State                    Care Realty
College, Inc.                      XXIII, Inc.
Balanced Care                      Balanced                 25                  25
Realty at State                    Care Realty
College, Inc.                      XXIV, Inc.
Balanced Care                      Balanced                 26                  25
Realty at State                    Care Realty
College, Inc.                      XXV, Inc.
Balanced Care                      Balanced                 27                  25
Realty at State                    Care Realty
College, Inc.                      XXVI, Inc.
Balanced Care                      Balanced                 28                  25
Realty at State                    Care Realty
College, Inc.                      XXVII, Inc.
Balanced Care                      Balanced                 29                  25
Realty at State                    Care Realty
College, Inc.                      XXVIII, Inc.
Balanced Care                      Balanced                 30                  25
Realty at State                    Care Realty
College, Inc.                      XXIX, Inc.
Balanced Care                      Balanced                 31                  25
Realty at State                    Care Realty
College, Inc.                      XXX, Inc.

Balanced Care                      Balanced                 32                  25
Realty at State                    Care Realty
College, Inc.                      XXXI, Inc.
Balanced Care                      Balanced                 33                  25
Realty at State                    Care Realty
College, Inc.                      XXXII, Inc.
Balanced Care                      Balanced                 34                  25
Realty at State                    Care Realty
College, Inc.                      XXXIII, Inc.
Balanced Care                      Balanced                 35                  25
Realty at State                    Care Realty
College, Inc.                      XXXIV, Inc.
Balanced Care                      Balanced                 36                  25
Realty at State                    Care Realty
College, Inc.                      XXXV, Inc.
Balanced Care                      Balanced                 37                  25
Realty at State                    Care Realty
College, Inc.                      XXXVI, Inc.
Balanced Care                      Balanced                 38                  25
Realty at State                    Care Realty
College, Inc.                      XXXVII, Inc.
Balanced Care                      Balanced                 39                  25
Realty at State                    Care Realty
College, Inc.                      XXXVIII, Inc.
Balanced Care                      Balanced                 40                  25
Realty at State                    Care Realty
College, Inc.                      XXXIX, Inc.
Balanced Care                      Balanced                  1               1,000
Realty at                          Care
Mansfield, Inc.                    Corporation
Balanced Care                      Balanced                  1               1,000
Realty at                          Care
Martinsburg, Inc.                  Corporation
Balanced Care                      Balanced                  1               1,000
Realty at Maumelle,                Care
Inc.                               Corporation
Balanced Care                      Balanced                  1               1,000
Realty at Mountain                 Care
Home, Inc.                         Corporation
Balanced Care                      Balanced                  1               1,000
Realty at Sherwood,                Care
Inc.                               Corporation

Extended Care                      BCC                       6                 100
Operators of                       Harrisburg,
Harrisburg, L.L.C                  Inc.
C&G Healthcare at                  Balanced                002                 100
Tallahassee, L.L.C                 Care
                                   Tallahassee,
                                   Inc.
C&G Healthcare at                  Balanced                002                 100
Pensacola, L.L.C                   Care
                                   Pensacola,
                                   Inc.
Elder Care                         Balanced                006                 100
Operators of                       Care
Lakemont Farms, LLC                Lakemont
                                   Farms, Inc.
Elder Care                         Balanced                006                 100
Operators of                       Care
Hilliard, LLC                      Hilliard,
                                   Inc.
Elder Care                         Balanced                006                 100
Operators of Akron,                Care Akron,
LLC                                Inc.
Elder Care                         Balanced                006                 100
Operators of York,                 Care York,
LLC                                Inc.
C&G Healthcare at                  Balanced                002                 100
Hagerstown, L.L.C                  Care
                                   Hagerstown,
                                   Inc.
Elder Care                         Balanced                006                 100
Operators of                       Care
Bristol, LLC                       Bristol,
                                   Inc.
C&G Healthcare of                  Balanced                002                 100
Johnson City,                      Care Johnson
L.L.C                              City, Inc.
Elder Care                         Balanced                006                 100
Operators of                       Care
Murfreesboro, LLC                  Murfreesboro,
                                   Inc.
C&G Healthcare at                  Balanced                002                 100
Teay's Valley                      Care Teay's
L.L.C                              Valley, Inc.

BCC at West View,                  Balanced                  1               1,000
Inc.                               Care
                                   Corporation
BCC at Mid-Valley,                 Balanced                  1               1,000
Inc.                               Care
                                   Corporation
BCC at Old Forge,                  Balanced                  1               1,000
Inc.                               Care
                                   Corporation
BCC at Bloomsburg,                 Balanced                  1               1,000
Inc.                               Care
                                   Corporation
BCC at Kingston I,                 Balanced                  1               1,000
Inc.                               Care
                                   Corporation
BCC at Kingston II,                Balanced                  1               1,000
Inc.                               Care
                                   Corporation
BCC at Blakely,                    Balanced                  1               1,000
Inc.                               Care
                                   Corporation
BCC at Harrisburg,                 Balanced                  1               1,000
Inc.                               Care
                                   Corporation
Balanced Care at                   Balanced                  1               1,000
Tallahassee, Inc.                  Care
                                   Corporation
Balanced Care at                   Balanced                  1               1,000
Pensacola, Inc.                    Care
                                   Corporation
Balanced Care at                   Balanced                  1               1,000
Lakemont Farms,                    Care
Inc.                               Corporation
Balanced Care at                   Balanced                  1               1,000
Hilliard, Inc.                     Care
                                   Corporation

Balanced Care at                   Balanced                  1               1,000
Akron, Inc.                        Care
                                   Corporation
Balanced Care at                   Balanced                  2               1,000
York, Inc.                         Care
                                   Corporation
Balanced Care at                   Balanced                  1               1,000

Hagerstown, Inc.                   Care
                                   Corporation
Balanced Care at                   Balanced                  1               1,000
Bristol, Inc.                      Care
                                   Corporation
Balanced Care at                   Balanced                  1               1,000
Johnson City, Inc.                 Care
                                   Corporation
Balanced Care at                   Balanced                  1               1,000
Murfreesboro, Inc.                 Care
                                   Corporation
Balanced Care at                   Balanced                  1               1,000
Teay's Valley, Inc.                Care
                                   Corporation
BCC at Darlington,                 Balanced                  1               1,000
Inc.                               Care
                                   Corporation
Balanced Care at                   Balanced                  1               1,000
Butler, Inc.                       Care
                                   Corporation
Balanced Care at                   Balanced                  1               1,000
Eyers Grove, Inc.                  Care
                                   Corporation
Balanced Care at                   Balanced                  1               1,000
North Ridge, Inc.                  Care
                                   Corporation
Balanced Care at                   Balanced                  1               1,000
Sarver, Inc.                       Care
                                   Corporation